UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2009

MetroConnect Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-27339	88-30343832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24835 East La Palma Ave., Suite H
Yorba Linda, California 92887
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 765-0010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INORMATION TO BE INCLUDED IN THIS REPORT

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 17, The Board of Directors accepted Mr. Thomas Hemingway’s voluntary resignation from his positions of Director, Chairman of the Board, Chief Executive Officer, Secretary and Treasurer.  There were no disagreements or misunderstandings between the Board and Mr. Hemingway leading to his resignation.  Mr. Hemingway has held various executive positions within the Company since December 2006, and is resigning voluntarily to pursue other interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetroConnect Inc.

Date: July 21, 2009	By:	/s/ Katherine Thompson
Katherine Thompson, President